UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2014

Landmark Apartment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3505 E. Frontage Road, Suite 150 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 281-2907

Former name or former address, if changed since last report: Landmark Apartment Trust of America, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2014, Landmark Apartment Trust, Inc. (formerly known as Landmark Apartment Trust of America, Inc.) (the “Company”) filed Articles of Amendment to its charter with the Maryland State Department of Assessments and Taxation to change the name of the corporation to “Landmark Apartment Trust, Inc.”. The Articles of Amendment became effective on October 23, 2014. A copy of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the board of directors of the Company amended the bylaws of the Company to change the name of the Company accordingly. A copy of the Third Amendment to the Third Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 24, 2014, the Company, in its capacity as the general partner of Landmark Apartment Trust Holdings, LP (formerly known as Landmark Apartment Trust of America Holdings, LP), the Company’s operating partnership, filed a Certificate of Amendment to the Certificate of Limited Partnership with the State Corporation Commission of the Commonwealth of Virginia to change the name of the Company’s operating partnership to “Landmark Apartment Trust Holdings, LP” (the “Partnership”) and its principal place of business. In addition, the Company amended the Partnership’s Agreement of Limited Partnership to change the name of the Partnership and its principal place of business accordingly. A copy of the Eighth Amendment to the Agreement of Limited Partnership is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Exhibits and Financial Statements.

d.	Exhibits:

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Amendment and Restatement of Landmark Apartment Trust, Inc.

3.2	Third Amendment to Third Amended and Restated Bylaws of Landmark Apartment Trust, Inc.

3.3	Eighth Amendment to Agreement of Limited Partnership of Landmark Apartment Trust Holdings, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2014	Landmark Apartment Trust, Inc.

	By:	/s/ Anthony E. Szydlowski
	Name:	Anthony E. Szydlowski
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Amendment and Restatement of Landmark Apartment Trust, Inc.

3.2	Third Amendment to Third Amended and Restated Bylaws of Landmark Apartment Trust, Inc.

3.3	Eighth Amendment to Agreement of Limited Partnership of Landmark Apartment Trust Holdings, LP